Dreyfus

Premier Municipal

Bond Fund

ANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            22   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Municipal Bond Fund, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund perform during the period?

For the 12-month period ended April 30, 2000, Dreyfus Premier Municipal Bond Fund' s Class A shares provided a -5.01% total return, its Class B shares provided a -5.51% total return and its Class C shares provided a -5.71% total return.(1) In comparison, the Lipper General Municipal Debt Funds category average provided a -3.31% total return.(2)

In a rising interest-rate environment, which caused most municipal bond prices to decline over the past year, the fund's relative performance lagged that of its category average. We attribute our underperformance to the fund's focus on income.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds

To achieve our objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the fund will have several of these qualities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although the portfolio' s performance was hurt by a difficult investment environment during the final two months of 1999, the first four months of 2000 generally provided better market conditions and a market rally. Although the fund' s performance lagged that of its peer group, this rally helped offset much -- but not all -- of 1999's decline.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, causing most bond prices to fall.

Municipal bond prices also fell during November and December 1999, because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices. However, because of liquidity concerns, some of the fund's holdings did not recover as much as the overall market.

What is the fund's current strategy?

We have changed the balance of assets in the fund from approximately 85% income-oriented bonds and about 15% total return-oriented bonds to a target of 75% and 25% in each respective category. This shift is part of our continuing effort to upgrade the fund's liquidity profile by gradually moving away from the types of bonds that have underperformed the market over the past six months, including some income-oriented bonds. Accordingly, we have sold some of our longer term, lower rated holdings, including bonds issued by industrial development regions (IDRs) and health care facilities. We have attempted to invest the proceeds of these sales in shorter term bonds with greater protection from early redemptions. We have found such opportunities primarily among insured bonds that we believe will appeal to retail investors if and when the time comes to sell them.

These changes in the fund' s asset mix have modestly affected our duration management strategy. At about 8.12 years as of April 30, the fund's average duration -- a measure of sensitivity to changing interest rates -- is slightly shorter than it was when the reporting period began.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Municipal Bond Fund Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER MUNICIPAL BOND FUND (THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/00

                                                           Inception                                                       From

                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                    11/26/86      (9.31)%             3.62%          6.29%            --
WITHOUT SALES CHARGE                                        11/26/86      (5.01)%             4.58%          6.78%            --

CLASS B SHARES
WITH REDEMPTION((+))                                         1/15/93      (9.07)%             3.72%           --             4.53%

WITHOUT REDEMPTION                                           1/15/93      (5.51)%             4.04%           --             4.53%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                      7/13/95      (6.60)%              --             --             3.10%
WITHOUT REDEMPTION                                           7/13/95      (5.71)%              --             --             3.10%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--96.3%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--1.3%

Foothill/Eastern Transportation Corridor Agency,

   Toll Road Revenue 6%, 1/1/2034                                                             5,000,000                5,325,600

COLORADO--7.8%

Arapahoe County Capital Improvement Trust Fund,

  Highway Revenue (E-470 Project):

      Zero Coupon, 8/31/2005                                                                  2,530,000                1,913,515

      Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)                                          4,000,000  (a)           2,699,800

      7%, 8/31/2026 (Prerefunded 8/31/2005)                                                  11,000,000  (a)          12,275,010

Dawson Ridge, Metropolitan District Number 1

   Zero Coupon, 10/1/2017                                                                     9,930,000                3,063,008

Denver City and County, Airport Revenue:

   7.50%, 11/15/2023 (Prerefunded 11/15/2004)                                                 2,060,000  (a)           2,295,108

   7.50%, 11/15/2023                                                                          9,715,000               10,612,083

CONNECTICUT--5.0%

Connecticut Clean Water Fund, Revenue:

   5.125%, 9/1/2013                                                                              10,000                    9,755

   5.204%, 9/1/2013                                                                             995,000  (b,c)           946,245

   5.125%, 9/1/2014                                                                              10,000                    9,637

   5.204%, 9/1/2014                                                                           1,745,000  (b,c)         1,618,418

   5.125%, 9/1/2016                                                                              40,000                   37,841

   5.204%, 9/1/2016                                                                           1,760,000  (b,c)         1,569,990

Connecticut Development Authority, PCR

   (Connecticut Light & Power) 5.85%, 9/1/2028                                                8,000,000                7,224,960

Mashantucket Western Pequot Tribe, Special Revenue

   5.75%, 9/1/2027                                                                           10,750,000                9,627,593

DELAWARE--1.8%

Delaware Housing Authority, MFMR 7%, 5/1/2025                                                 3,725,000                3,862,341

Lee County Industrial Development Authority,

  Health Care Facilities Revenue (Cypress Cove Health Park):

      5.625%, 10/1/2002                                                                       2,000,000                1,964,260

      5.875%, 10/1/2004                                                                       2,000,000                1,939,800

FLORIDA--3.2%

Miami-Dade County Industrial Development Authority,

  Special Facilities Revenue (United Airlines, Inc.)

   6.05%, 3/1/2035                                                                            3,000,000                3,024,030

Palm Beach County, Solid Waste IDR:

   (Okeelanta Power LP Project) 6.85%, 2/15/2021                                              6,750,000  (d)           3,653,438

   (Osceola Power LP) 6.95%, 1/1/2022                                                         7,500,000  (d)           3,975,000

Santa Rosa Bay Bridge Authority, Revenue 6.25%, 7/1/2028                                      3,000,000                2,799,180

GEORGIA--.4%

Burke County Development Authority, PCR

   (Georgia Power Plant) 5.45%, 5/1/2034 (Insured; MBIA)                                      1,920,000                1,730,304


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HAWAII--.4%

Hawaii Department of Transportation, Special Facilities Revenue

   (Continental Airlines, Inc.) 5.625%, 11/15/2027                                            1,850,000                1,508,527

ILLINOIS--2.8%

Carol Stream, First Mortgage Revenue

   (Windsor Park Manor) 6.50%, 12/1/2007                                                      2,000,000                1,991,100

Chicago O'Hare International Airport, Special Facility Revenue:

   4.837%, 4/1/2011                                                                           2,725,000  (b,c)         2,190,083

   (United Airlines, Inc.) 5.20%, 4/1/2011                                                       50,000                   45,093

East Chicago, PCR

   (Inland Steel Co.) 7.125%, 6/1/2007                                                        3,000,000                2,943,510

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facility):

      8.75%, 3/1/2010                                                                           157,000                  159,598

      8.50%, 9/1/2010                                                                         1,550,000                1,587,092

      8.25%, 8/1/2012                                                                         2,835,000                2,996,595

INDIANA--6.4%

Indiana Development Finance Authority:

  Environmental Improvement Revenue (USX Corp.)

      6.15%, 7/15/2022                                                                        4,000,000                3,712,320

   Exempt Facilities Revenue (Inland Steel) 5.75%, 10/1/2011                                 11,500,000                9,917,370

   PCR (Inland Steel Co., Project Number 12) 6.85%, 12/1/2012                                 3,900,000                3,689,322

Indianapolis Airport Authority, Special Facilities Revenue

   (United Airlines, Inc.) 6.50%, 11/15/2031                                                  9,900,000                9,553,005

KENTUCKY--1.9%

Kentucky Economic Development Finance Authority,

  Hospital System Improvement Revenue

   (Appalachian Regional Health Center) 5.85%, 10/1/2017                                      3,000,000                2,075,850

Perry County, SWDR (TJ International):

   7%, 6/1/2024                                                                               3,500,000                3,567,235

   6.55%, 4/15/2027                                                                           2,500,000                2,440,625

LOUISIANA--3.0%

DeSoto Parish, PCR (Cleco Utility Group, Inc.)

   5.875%, 9/1/2029 (Insured; AMBAC)                                                          3,110,000                3,029,140

Louisiana Housing Finance Agency, MFHR

   (LaBelle Projects) 9.75%, 10/1/2020                                                        4,075,000                4,471,294

Saint Charles Parish, PCR:

    6.361%, 10/1/2003                                                                         5,100,000  (b,c)         4,868,970

   (Entergy, Inc.) 5.35%, 10/1/2029                                                              50,000                   48,868

MARYLAND--.7%

Maryland Energy Financing Administration, SWDR

   (Wheelabrator Water) 6.45%, 12/1/2016                                                      3,000,000                3,019,410

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS-2.4%

Massachusetts Industrial Finance Agency:

   Health Care Facility Revenue (Metro Health Foundation, Inc.)
   6.75%, 12/1/2027                                                                           8,000,000                7,282,640

   Water Treatment Revenue (American Hingham)
      6.95%, 12/1/2035                                                                        2,640,000                2,716,771

MICHIGAN--5.7%

Michigan Hospital Finance Authority, HR

   5.36%, 11/1/2007                                                                           8,000,000  (b,c)         7,938,640

   4.72%, 11/15/2033                                                                          2,000,000  (b,c)         1,940,620

   (Genesys Regional Medical - A)

      5.375%, 10/1/2013                                                                       4,000,000                3,917,520

Wayne Charter County, Special Airport Facilities Revenue

   (Metropolitan Wayne County)
      5.25%, 12/1/2014 (Insured; MBIA)                                                        3,665,000                3,459,540

   (Northwest Airlines, Inc.) 6.75%, 12/1/2015                                                4,985,000                4,953,744

Wayne County Building Authority
   8%, 3/1/2017 (Prerefunded 3/1/2002)                                                        1,500,000  (a)           1,608,915

NEW JERSEY-5.3%

New Jersey Sports and Exposition Authority, Revenue

   (Monmouth Park) 8%, 1/1/2025 (Prerefunded 1/1/2005)                                        4,000,000  (a)           4,556,960

New Jersey Turnpike Authority, Turnpike Revenue:

   7.77%, 1/1/2011                                                                            6,350,000  (b,c)         7,189,279

   6%, 1/1/2011 (Insured; MBIA)                                                                  75,000                   79,957

   5.625%, 1/1/2015 (Insured; MBIA)                                                           4,700,000                4,741,454

   5.50%, 1/1/2030 (Insured; MBIA)                                                            6,000,000                5,725,620

NEW MEXICO--.6%

Farmington, PCR

   (Public Service Co. - San Juan Project) 6.375%, 4/1/2022                                   2,500,000                2,396,100

NEW YORK--16.1%

New York City:

   7.10%, 2/1/2009                                                                              350,000                  366,580

   7.10%, 2/1/2009 (Prerefunded 2/1/2002)                                                       210,000  (a)             220,945

New York City Industrial Development Agency

   IDR, (Laguardia Associates LP Project)
   5.80%, 11/1/2013                                                                           8,710,000                7,866,175

New York State Dormitory Authority, Revenues:

   5.04%, 2/15/2013 (Insured; MBIA)                                                           6,400,000  (b,c)         5,918,656

   (Bronx/Lebanon Hospital) 5.20%, 2/15/2013 (Insured; MBIA)                                     60,000                   57,743

   (New York University):

      5.75%, 7/1/2016 (Insured; MBIA)                                                         2,300,000                2,359,639

      6%, 7/1/2017 (Insured; MBIA)                                                            3,500,000                3,678,605


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and Development Authority,

  Electric Facilities Revenue (Long Island Lighting Co.):

      7.15%, 9/1/2019                                                                         2,535,000                2,645,475

      7.15%, 9/1/2019 (Prerefunded 6/15/2002)                                                 1,115,000  (a)           1,181,209

      7.15%, 6/1/2020                                                                         2,980,000                3,109,868

      7.15%, 6/1/2020 (Prerefunded 6/15/2002)                                                 1,020,000  (a)           1,080,568

      7.15%, 12/1/2020                                                                        1,320,000                1,377,526

      7.15%, 12/1/2020 (Prerefunded 6/15/2002)                                                3,680,000  (a)           3,898,518

      7.15%, 2/1/2022 (Prerefunded 6/15/2002)                                                 7,500,000  (a)           7,945,350

New York State Thruway Authority,

  Service Contract Revenue:

      5.141%, 4/1/2010                                                                        4,950,000  (b,c)         4,728,933

      (Local Highway and Bridge) 5.25%, 4/1/2010                                                100,000                   97,692

New York State Urban Development Corporation, Revenue

  (Correctional Facilities Service Contract):

      5.25%, 1/1/2010 (Insured; AMBAC)                                                        5,000,000                4,982,750

      5.25%, 1/1/2011 (Insured; AMBAC)                                                        4,000,000                3,962,680

      5.25%, 1/1/2012 (Insured; AMBAC)                                                        3,500,000                3,438,365

      5.25%, 1/1/2013 (Insured; AMBAC)                                                        3,660,000                3,565,572

Port Authority of New York and New Jersey

   5.35%, 9/15/2014 (Insured; FGIC)                                                           1,655,000                1,629,314

Scotia Housing Authority, Housing Revenue

   (Coburg Village, Inc. Project) 6.10%, 7/1/2018                                             4,000,000                3,446,920

NORTH CAROLINA--1.9%

Charlotte, Special Facilities Revenue

   (Charlotte/Douglas International Airport) 5.60%, 7/1/2027                                  5,000,000                3,991,100

North Carolina Eastern Municipal Power Agency,

   Power System Revenue 7%, 1/1/2013                                                          3,500,000                3,785,810

OHIO--1.2%

Ohio Water Development Authority, Pollution Control

   Facilites Revenue (Cleveland Electric) 6.10%, 8/1/2020                                     5,500,000                5,006,265

OKLAHOMA--1.7%

Holdenville Industrial Authority, Correctional Facility Revenue:

   6.60%, 7/1/2010 (Prerefunded 7/1/2006)                                                     2,045,000  (a)           2,215,696

   6.70%, 7/1/2015 (Prerefunded 7/1/2006)                                                     4,625,000  (a)           5,035,145

PENNSYLVANIA--3.7%

Beaver County Industrial Development Authority, PCR

   3.713%, 6/1/2004                                                                           4,950,000  (b,c)         4,400,600

   (Ohio Edison Company Project) 4.65%, 6/1/2033                                                100,000                   94,554

Blair County Hospital Authority, Revenue (Altoona Hospital)

   8.577%, 7/1/2013 (Insured; AMBAC)                                                          5,000,000  (b)           5,247,400

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Montgomery County Higher Education and Health Authority,

  First Mortgage Revenue (AHF/Montgomery, Inc. Project)

   10.50%, 9/1/2020                                                                           3,395,000                3,516,575

Pennsylvania Intergovernmental Cooperative Authority,

  Special Tax Revenue (Philadelphia Funding Program)

   6.80%, 6/15/2022 (Prerefunded 6/15/2002)                                                   2,000,000  (a)           2,080,320

RHODE ISLAND--.7%

Providence, Special Tax Increment Obligation 6.65%, 6/1/2016                                  3,000,000                3,065,550

TENNESSEE--2.5%

Memphis Center Revenue Finance Corporation, Sports

   Facility Revenue (Memphis Redbirds) 6.50%, 9/1/2028                                        8,000,000                7,321,520

Shelby County Health Educational and Housing Facilities,

  Multi-Family Housing Board Revenue (Cameron Kirby)

   7.25%, 7/1/2023                                                                            3,055,000                2,987,576

TEXAS--8.7%

Alliance Airport Authority, Special Facilities Revenue

   7.001%, 4/1/2021                                                                           2,500,000  (b,c)         2,402,450

   (Federal Express Corp. Project) 6.375%, 4/1/2021                                              40,000                   39,220

Brazos River Authority, PCR

   (Utilities Electric Company) 5.55%, 6/1/2030                                               4,275,000                3,637,085

Dallas-Fort Worth International Airport Facility Improvement

   Corporation, Revenue (American Airlines, Inc.)
   6.375%, 5/1/2035                                                                           7,500,000                7,152,975

Gulf Coast Waste Disposal Authority, Revenue

   (Waste Disposal - Valero Energy Corp.) 5.60%, 4/1/2032                                     6,000,000                4,939,560

Houston Airport System, Special Facilities Improvement Revenue

  (Continental Airlines Terminal)

   6.125%, 7/15/2017 (Guaranteed; Continental Airlines, Inc.)                                 8,375,000                7,593,026

Rio Grande City Consolidated Independent School District

  Public Facilities Corporation, LR

   6.75%, 7/15/2010                                                                           6,000,000                6,258,960

Texas Public Property Finance Corp., Revenue

  (Mental Health and Retardation Center)

   8.20%, 10/1/2012 (Prerefunded 10/1/2002)                                                   1,900,000  (a)           2,128,950

Tyler Health Facilities Development Corporation, HR

   (Mother Frances Hospital) 5.625%, 7/1/2013                                                 2,680,000                2,335,647

UTAH--2.8%

Carbon County, SWDR:

   (East Carbon Development Corp.) 9%, 7/1/2012                                               3,800,000                3,810,222

   (Sunnyside Cogeneration--A) 7.10%, 8/15/2023                                               7,600,000                7,340,840

   (Sunnyside Cogeneration--B) Zero Coupon, 8/15/2024                                         2,320,000                  377,000


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--.8%

Virginia Housing Development Authority, Commonwealth

   Mortgage 5.50%, 1/1/2022                                                                   1,895,000                1,761,251

Henrico County Industrial Development Authority, Solid Waste

   Revenue (Browning-Ferris Industries, Inc.) 5.875%, 3/1/2017                                2,000,000                1,680,080

WEST VIRGINIA--1.7%

Upshur County, SWDR (TJ International Project) 7%, 7/15/2025                                  7,000,000                7,125,580

U.S. RELATED-5.8%

Puerto Rico Commonwealth:

   6.25%, 7/1/2013 (Insured; MBIA)                                                            3,000,000                3,286,950

   5.65%, 7/1/2015 (Insured; MBIA)                                                            4,000,000                4,119,520

   Public Improvement:

      5.25%, 7/1/2013 (Insured; MBIA)                                                         6,000,000                5,985,420

      6.50%, 7/1/2014 (Insured; MBIA)                                                         5,000,000                5,600,250

      Zero Coupon, 7/1/2015 (Insured; MBIA)                                                   2,400,000                1,039,584

Puerto Rico Telephone Authority, Revenue

   6.639%, 1/25/2007 (Insured; MBIA, Prerefunded 1/1/2003)                                    3,950,000  (a,b)         4,073,434

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $418,491,442)                                                                                               403,494,881
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

Illinois Health Facilities Authority, Revenue, VRDN

   (Resurrection Health) 6.10% (Insured; FSA)
   (cost $4,000,000)                                                                          4,000,000  (e)           4,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $422,491,442)                                                             97.3%              407,494,881

CASH AND RECEIVABLES (NET)                                                                         2.7%               11,474,851

NET ASSETS                                                                                       100.0%              418,969,732

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              37.5

AA                               Aa                              AA                                                 .9

A                                A                               A                                                 5.9

BBB                              Baa                             BBB                                              17.6

BB                               Ba                              BB                                                6.5

B                                B                               B                                                 3.2

F-1+ & F-1                       MIG1, VMIG1 & P1                SP1 & A1                                          1.0

Not Rated(f)                     Not Rated(f)                    Not Rated(f)                                     27.4

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) INVERSE FLOATER SECURITY -- THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2000, THESE SECURITIES AMOUNTED TO $45,712,884 OR 10.9% OF NET ASSETS.

(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E) SECURITY PAYABLE ON DEMAND. VARIABLE INTEREST RATE -- SUBJECT TO PERIODIC CHANGE.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           422,491,442   407,494,881

Interest receivable                                                   7,588,675

Receivable for investment securities sold                             5,742,495

Receivable for shares of Beneficial Interest subscribed                 122,316

Prepaid expenses                                                         16,798

                                                                    420,965,165
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           324,914

Cash overdraft due to Custodian                                         860,835

Payable for shares of Beneficial Interest redeemed                      563,399

Payable for investment securities purchased                              80,638

Accrued expenses                                                        165,647

                                                                      1,995,433
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      418,969,732
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     451,344,556

Accumulated net realized gain (loss) on investments                (17,378,263)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                          (14,996,561)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     418,969,732

NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            361,567,038             52,979,085              4,423,609

Shares Outstanding                                                         28,349,170              4,152,709                346,288
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.75                  12.76                  12.77

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     29,747,430

EXPENSES:

Management fee--Note 3(a)                                            2,631,751

Shareholder servicing costs--Note 3(c)                               1,549,610

Distribution fees--Note 3(b)                                           430,666

Professional fees                                                      125,039

Registration fees                                                       52,204

Custodian fees                                                          43,943

Trustees' fees and expenses--Note 3(d)                                  34,543

Prospectus and shareholders' reports                                    20,289

Loan commitment fees--Note 2                                             4,437

Miscellaneous                                                           30,048

TOTAL EXPENSES                                                       4,922,530

INVESTMENT INCOME--NET                                              24,824,900
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (17,425,166)

Net unrealized appreciation (depreciation) on investments         (34,930,839)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (52,356,005)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (27,531,105)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                             -----------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         24,824,900           27,649,465

Net realized gain (loss) on investments      (17,425,166)            8,312,856

Net unrealized appreciation (depreciation)
   on investments                            (34,930,839)          (14,148,587)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (27,531,105)           21,813,734
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (20,911,012)         (22,022,212)

Class B shares                                (3,632,920)          (5,367,735)

Class C shares                                  (280,968)            (259,518)

Net realized gain on investments:

Class A shares                                (4,812,233)          (6,305,305)

Class B shares                                  (821,235)          (1,759,660)

Class C shares                                   (60,751)            (100,844)

TOTAL DIVIDENDS                              (30,519,119)         (35,815,274)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                119,058,167          152,264,177

Class B shares                                  9,353,802           21,488,965

Class C shares                                  3,197,754            6,589,948

Dividends reinvested:

Class A shares                                 15,209,492           16,928,404

Class B shares                                  2,380,084            4,048,469

Class C shares                                    108,996               93,487

Cost of shares redeemed:

Class A shares                              (157,637,399)        (174,041,478)

Class B shares                               (61,408,528)         (29,371,046)

Class C shares                                (6,196,568)          (1,389,501)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (75,934,200)          (3,388,575)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (133,984,424)         (17,390,115)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           552,954,156          570,344,271

END OF PERIOD                                 418,969,732          552,954,156

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

                                                      Year Ended April 30,
                                             -----------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     8,947,487           10,430,316

Shares issued for dividends reinvested          1,155,931            1,160,521

Shares redeemed                              (11,919,959)         (11,923,145)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,816,541)           (332,308)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       693,475            1,467,908

Shares issued for dividends reinvested            179,946              277,529

Shares redeemed                               (4,575,315)          (2,023,258)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,701,894)           (277,821)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       243,277              448,068

Shares issued for dividends reinvested              8,306                6,406

Shares redeemed                                 (469,388)             (95,671)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (217,805)              358,803

(A) FOR THE PERIOD ENDED APRIL 30, 2000, 2,612,242 CLASS B SHARES REPRESENTING $34,929,103 WERE AUTOMATICALLY CONVERTED TO 2,613,946 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.33          14.69         14.11          13.85         13.86

Investment Operations:

Investment income--net                                            .70            .72           .79            .82           .86

Net realized and unrealized
   gain (loss) on investments                                   (1.42)          (.15)          .66            .27          (.01)

Total from Investment Operations                                 (.72)           .57          1.45           1.09           .85

Distributions:

Dividends from investment income--net                            (.70)          (.72)         (.79)          (.82)         (.86)

Dividends from net realized gain
   on investments                                                (.16)          (.21)         (.08)          (.01)           --

Total Distributions                                             (.86)          (.93)          (.87)         (.83)          (.86)

Net asset value, end of period                                 12.75          14.33          14.69         14.11          13.85
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                            (5.01)          3.96          10.52          8.03           6.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .93            .91            .91           .91            .92

Ratio of net investment income
   to average net assets                                        5.28           4.96           5.42          5.84           5.98

Portfolio Turnover Rate                                        70.39          46.84          26.33         28.17          36.59
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         361,567       432,276        447,869       457,327        474,044

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended April 30,
                                                                --------------------------------------------------------------------

CLASS B SHARES                                                   2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.33         14.69          14.11          13.85         13.86

Investment Operations:

Investment income--net                                            .63           .65            .72            .75           .78

Net realized and unrealized
   gain (loss) on investments                                   (1.41)         (.15)           .66            .27          (.01)

Total from Investment Operations                                 (.78)          .50           1.38           1.02           .77

Distributions:

Dividends from investment income--net                            (.63)         (.65)          (.72)          (.75)         (.78)

Dividends from net realized gain
   on investments                                                (.16)         (.21)          (.08)          (.01)           --

Total Distributions                                             (.79)          (.86)          (.80)         (.76)          (.78)

Net asset value, end of period                                 12.76          14.33          14.69         14.11          13.85
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                            (5.51)          3.43           9.95          7.49           5.53
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.45           1.42           1.42          1.43          1.43

Ratio of net investment income
   to average net assets                                        4.71           4.44           4.89          5.33          5.46

Portfolio Turnover Rate                                        70.39          46.84          26.33         28.17         36.59
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         52,979        112,583        119,457       109,485       106,931

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2000          1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.35         14.71          14.12          13.87         14.28

Investment Operations:

Investment income--net                                            .60           .61            .68            .72           .60

Net realized and unrealized
   gain (loss) on investments                                   (1.42)         (.15)           .67            .26          (.41)

Total from Investment Operations                                 (.82)          .46           1.35            .98           .19

Distributions:

Dividends from investment income--net                            (.60)         (.61)          (.68)          (.72)         (.60)

Dividends from net realized gain
   on investments                                                (.16)         (.21)          (.08)          (.01)           --

Total Distributions                                              (.76)         (.82)          (.76)          (.73)         (.60)

Net asset value, end of period                                  12.77         14.35          14.71          14.12         13.87
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (5.71)          3.16           9.73           7.16          1.56(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.68           1.67           1.69           1.64           1.77(c)

Ratio of net investment income
   to average net assets                                        4.52           4.11           4.55           5.01           4.84(c)

Portfolio Turnover Rate                                        70.39          46.84          26.33          28.17          36.59
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          4,424          8,095          3,019          1,049            340

(A) FROM JULY 13, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

On April 12, 2000, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of Dreyfus Premier State Municipal Bond, Georgia Series (the "Series" ) to the fund in a tax free exchange of shares of beneficial interest of the fund at net asset value and the assumption of stated liabilities. The Agreement and Plan of Reorganization is subject to the approval of the Series shareholders.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.


The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be
settled    a    month    or    more    after    the    trade     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $11,183,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

DSC retained $8,353 during the period ended April 30, 2000 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $384,225 and $46,441, respectively, pursuant to the Plan, of which $30,110 and $3,652 for Class B and Class C shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $988,658, $192,112 and $15,480, respectively, pursuant to the Shareholder Services Plan, of which $100,263, $15,055 and $1,217 for Class A, Class B and Class C shares, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $173,917 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000 amounted to $331,140,027 and $430,361,750, respectively.

At  April  30,  2000, accumulated net unrealized depreciation on investments was
$14,996,561,   consisting   of  $9,600,666  gross  unrealized  appreciation  and
$24,597,227 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Municipal Bond Fund, including the statement of investments, as of April 30, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the
Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 7, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

   -- the Fund hereby designates $.1603 per share as a long-term capital gain distribution share paid on December 8, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


                                                           For More Information

                        Dreyfus Premier Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   022AR004